SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange Act of 1934

(Amendment No. )

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[ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

DENMARK BANCSHARES, INC.

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(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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March 30, 2004

To our shareholders:

It is our pleasure to invite you to attend the Annual Meeting of Shareholders of Denmark Bancshares, Inc. Our meeting will be at 2:00 p.m. on Tuesday, April 27, 2004, at Eddie Whipp's Supper Club, 5073 Highway 29, Green Bay, Wisconsin.

The attached Notice of Annual Meeting and Proxy Statement describes the business matters to be acted upon at the meeting.

Information concerning our results of operations and financial condition is contained in the enclosed Annual Report.

Please complete, sign and return the enclosed proxy card whether or not you expect to attend the meeting. This will not prevent you from voting in person at the meeting if you prefer. The Board of Directors encourages you to attend the meeting and return your proxy card.

Darrell R. Lemmens

Chairman of the Board and President

DENMARK BANCSHARES, INC.

103 E. MAIN ST.

P.O. BOX 130

DENMARK, WI 54208

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 27, 2004

The Annual Meeting of Shareholders of Denmark Bancshares, Inc. will be held at Eddie Whipp's Supper Club, 5073 Highway 29, Green Bay, Wisconsin, on Tuesday, April 27, 2004, at 2:00 p.m.

The purpose of the Meeting is to consider and vote on:

    The election of three directors as named in the attached Proxy Statement.
    The ratification of the appointment of Wipfli LLP as independent auditors for Denmark Bancshares, Inc. for the year ending December 31, 2004.
    Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors is not aware of any other business to come before the meeting.

Shareholders of record at the close of business on March 1, 2004, are entitled to notice and to vote at the Annual Meeting and any adjournments thereof.

You are urged to complete, date, sign and promptly return the enclosed proxy card, so that the presence of a quorum will be assured. Return of the proxy card does not affect your right to vote in person at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Darrell R. Lemmens

Chairman of the Board and President

March 30, 2004

PROXY STATEMENT

DENMARK BANCSHARES, INC.

103 E. MAIN ST.

P.O. BOX 130

DENMARK, WI 54208

ANNUAL MEETING OF SHAREHOLDERS

April 27, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Denmark Bancshares, Inc., hereinafter referred to as "DBI", to be voted at the Annual Meeting of Shareholders on Tuesday, April 27, 2004, at 2:00 p.m., at Eddie Whipp's Supper Club, 5073 Highway 29, Green Bay, Wisconsin, and all adjournments thereof. The solicitation of proxies begins on or about March 30, 2004.

REVOCABILITY OF PROXIES

Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it any time before it is exercised by giving notice thereof to DBI in writing or in person at the Annual Meeting.

Proxies that are properly executed, duly returned to DBI and not revoked, will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted in favor of the proposals set forth in this Proxy Statement for consideration at the Annual Meeting and on such other business or matters that may properly come before the meeting in accordance with the best judgment of the persons named as proxies.

VOTING SECURITIES AND SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Shareholders of record of DBI's common stock as of the close of business on March 1, 2004, will be entitled to one vote for each share of common stock then held. As of March 1, 2004, DBI had 121,298 shares of common stock issued and outstanding.

Management knows of no person who was the beneficial owner of more than 5% of the outstanding shares of common stock of DBI as of March 1, 2004.

The following table sets forth, as of March 1, 2004, information concerning beneficial ownership of common stock of DBI by each director and nominee for directorship, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.
Name of Beneficial Owner	Amount of Beneficial Ownership (1)	Percent of Class

Terese M. Deprey(2)	3,230	2.7%
Thomas N. Hartman(3)	300	*
Dennis J. Heim(4)	658	*
Darrell R. Lemmens	2,710	2.2%
Mark E. Looker	3,024	2.5%
B. E. Mleziva, DVM(5)	2,960	2.4%
John P. Olsen(6)	786	*
Edward Q. Opichka, DDS	748	*
Allen M. Peters(7) Norman F. Tauber(8)	10 1,045	* *
Thomas F. Wall(9)	2,190	1.8%
All directors and executive officers as a group (17 persons)(10)	18,936	15.6%
* Less than 1% of shares outstanding.
  Unless otherwise indicated, the beneficial owners exercise sole voting and investment powers.
  Includes 148 shares for which voting and investment powers are shared.
  Includes 300 shares for which voting and investment powers are shared.
  Includes 586 shares for which voting and investment powers are shared.
  Includes 1,920 shares for which voting and investment powers are shared.
  Includes 12 shares for which voting and investment powers are shared.
  Includes 10 shares for which voting and investment powers are shared.
  Includes 224 shares for which voting and investment powers are shared.
  Includes 2,190 shares for which voting and investment powers are shared.
  Includes 6,329 shares for which voting and investment powers are shared.

PROPOSAL I

ELECTION OF DIRECTORS

Pursuant to Amended Article VII of the Articles of Incorporation of DBI, the Board of Directors is divided into three classes as nearly equal in number as possible. The term of the office of only one class of directors expires in each year and their successors are elected for terms of three years. The classes are designated as Class I, Class II and Class III. Mrs. Terese M. Deprey and Mr. Mark E. Looker, both present members, and Mr. Allen M. Peters are nominated as Class II directors. Class II directors will serve for a term of three years to expire in April 2007.

The three nominees have consented to serve, if elected. Unless the shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the Board's nominees. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any of the nominees should be unable or unwilling to serve, the shares represented by the proxies received will be voted for any other nominees selected by the Board.

The following table sets forth certain information with respect to the Board of Directors' nominees for election as directors and those directors continuing in office. Hereinafter, DBI's subsidiaries are referred to as follows: Denmark State Bank as "DSB", Denmark Agricultural Credit Corp. as "DACC" and McDonald-Zeamer Insurance Agency, Inc. as "McDonald".

BOARD NOMINEES

NOMINEES FOR CLASS II, THREE-YEAR TERM EXPIRING 2007

Terese M. Deprey Terese M. Deprey, age 40, has served as a director of DBI since 1994 and Secretary since 1996. Mrs. Deprey has been a Vice President of DSB since 1996. Prior to 1996, she was an Assistant Vice President of DSB since 1993 and prior to that an Administrative Assistant of DSB for more than five years.

Mark E. Looker Mark E. Looker, age 55, has served as a director and as Vice President of DBI since 1983. Mr. Looker has been an Assistant Vice President of DSB since 1996 and has held other positions with DSB since 1981.

Allen M. Peters Allen M. Peters, age 67, has served as a director of DSB since 1999. Mr. Peters, prior to his retirement in 1998, was a member of the Reedsville High School faculty since 1963 and athletic director for over 30 years.

DIRECTORS CONTINUING IN OFFICE

CLASS III DIRECTORS WITH TERM EXPIRING 2005

Thomas N. Hartman Thomas N. Hartman, age 51, has served as a director of DBI since 2002 and as a director of DSB since 1995. Mr. Hartman is the owner of Hartman's Towne and Country Greenhouse, a retail garden center, since 1985.

Darrell R. Lemmens Darrell R. Lemmens, age 60, has served as a director and as Chairman of the Board and President of DBI since 1983. Mr. Lemmens has been a director of DSB since 1980 and President since 1981 and has been a director of DACC and McDonald since 1985.

Norman F. Tauber Norman F. Tauber, age 87, has served as a director of DBI since 1983 and as a director of DSB since 1968. Mr. Tauber, prior to his retirement in 1970, was the owner and operator of an auto service station and a used car dealership. He has been a director of DACC since 1985.

CLASS I DIRECTORS WITH TERM EXPIRING 2006

Edward Q. Opichka, DDS Edward Q. Opichka, DDS, age 68, has served as a director of DBI since 2000 and as a director of DSB since 1994. Prior to his retirement in 1999, Dr. Opichka owned and operated a private dental practice since 1962.

Thomas F. Wall Thomas F. Wall, age 63, has served as a director of DBI since 1988 and as a director of DSB since 1986. Prior to his retirement in 2000, Mr. Wall was the Sales Account Manager of Natural Beauty Growers, formerly known as Greiling Farms, Inc., a wholesale greenhouse company, since 1973.

The three persons properly nominated who receive the greatest number of votes cast at the meeting will be elected Class II directors. THE BOARD RECOMMENDS THE NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE FOR ALL NOMINEES.

BOARD INDEPENDENCE

The Board of Directors believes that a board with at least a majority of independent directors is an important part of good corporate governance principles. The Board of Directors has determined that none of its members have a material relationship with DBI and that all of its members are independent directors, as defined in Rule 4200 (a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, except for Messrs. Lemmens and Looker and Mrs. Deprey, who are not independent directors because each is an executive officer of DBI.

COMMITTEES, MEETINGS AND COMPENSATION OF DIRECTORS

The Board of Directors held five meetings during 2003. No director attended fewer than 75 percent of the total meetings of the Board of Directors and committee meetings on which such director served. Directors of DBI were paid $500 for two of the Board of Directors' meetings attended in 2003 and $525 for the other three Board of Directors' meetings.

DBI does not have standing nominating or compensation committees. However, DSB's Board of Directors has a Compensation Committee. The Compensation Committee met twice during 2003 to review and approve compensation paid to all employees of DBI. The Committee reports semi-annually to the full Board of Directors of DSB. Members of the Committee included Messrs. Hartman, Lemmens, Mleziva, Opichka, Tauber and Wall. Mr. Allen M. Peters, who is a member of DSB's Board of Directors, is also a member of the Committee. Members were paid $525 for each meeting attended.

DBI has an Audit Committee whose functions and activities during fiscal 2003 are described below under the heading Audit Committee Report. The Audit Committee operates under a written charter adopted by the Board Of Directors, a copy of which is attached as Exhibit A to this proxy statement. The audit committee members are: Messrs. Hartman, Mleziva, Opichka, Tauber and Wall. During 2003 the Audit Committee met twice and each member was paid $525 for each meeting attended.

Each member of the Audit Committee is an independent director as defined by the current NASD and more stringent Securities and Exchange Commission ("SEC") rules. Based on its review of the criteria of an audit committee financial expert, under the rule adopted by the SEC, the Board of Directors has determined that DBI does not have an audit committee financial expert serving on its audit committee. The Audit Committee has no financial expert because none of the current Board of Directors qualifies as a financial expert. At this time the Board of Directors does not believe that it is necessary to actively search for a board nominee that would qualify as an audit committee financial expert but will consider the financial expertise of future board nominees. The Committee has the authority to engage legal counsel, consultants or other experts as it deems appropriate to fulfill its responsibilities.

NOMINATING PROCESS AND SHAREHOLDER COMMUNICATIONS

The entire Board of Directors performs the functions of a nominating committee. DBI does not have a nominating committee charter. The Board of Directors believes it does not need a separate nominating committee because a majority of the directors are independent and that shareholders are best served by having all directors participate in the selection of board nominees. DBI does not have a formal policy respecting consideration of director nominees recommended by shareholders, however, shareholder recommendations for director nominees are welcomed and included in the list of potential nominees discussed and voted on by the Board of Directors. DBI does not have any specific minimum qualifications that must be met by a nominee and does not distinguish between nominees recommended by board members or by shareholders. Allen M. Peters was recommended as a nominee by a current board member.

DBI does not have a formal policy regarding shareholder communications with the Board of Directors. Any shareholder who desires to communicate directly with the Board of Directors may address correspondence to the entire Board of Directors, or to any individual member, to Denmark Bancshares, Inc., P.O. Box 130, Denmark, Wisconsin 54208-0130. All correspondence received in this manner will be promptly forwarded to the specified addressee.

In lieu of writing the board members, a shareholder may communicate directly with a member at DBI's annual meeting. DBI does not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of shareholders but DBI encourages its directors to attend. In 2003, all eight DBI directors attended the annual meeting of shareholders.

CODE OF ETHICS

DBI has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees, including DBI's principal executive officer and principal accounting officer. The Code of Ethics and Business Conduct may be found on the About Us page of our website at www.denmarkstate.com.

AUDIT COMMITTEE REPORT

The Audit Committee serves as an independent and objective party to monitor DBI's financial reporting process and internal control system. The Committee also reviews and appraises the audit efforts of DBI's independent accountants and provides an open avenue of communication among the independent accountants, senior management and the Board of Directors.

The Committee met with both management and the independent auditors to review and discuss the annual financial statements and to discuss significant accounting issues. Management represented to the Committee that DBI's financial statements were prepared in accordance with generally accepted accounting principles.

The Committee discussed with the independent auditors, Wipfli LLP, matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 90 (Communication with Audit Committees) relating to the conduct of the audit. Discussions included the overall scope and plans for the audit, the adequacy of DBI's internal controls, and the overall quality of DBI's financial reporting.

The Committee received written disclosures and the letter from Wipfli LLP required by Independence Standards No. 1 (Independence Discussions with Audit Committees). The Committee discussed with Wipfli LLP matters relating to its independence.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of DBI's audited financial statements in DBI's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee Members:

Thomas N. Hartman B. E. Mleziva, DVM Edward Q. Opichka, DDS

Norman F. Tauber Thomas F. Wall

EXECUTIVE COMPENSATION

The following table lists information on compensation received for services by the Chief Executive Officer and the other two most highly compensated executive officers of DBI during the year ended December 31, 2003. No other executive officers of DBI had total annual salary and bonuses in excess of $100,000 during the year ended December 31, 2003.

  Consists of directors' and committee fees paid by DBI and its subsidiaries.
  Consists of contributions to DSB's Master Money Purchase Trust Plan and 401(k) Profit Sharing & Retirement Savings Plan.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors of DSB is responsible for determining the annual salary and bonus of the Chief Executive Officer and approving the annual salary and bonus paid to all other personnel, including the executive officers. The Compensation Committee believes that the compensation for executive officers should be at a market level in order to attract and retain qualified individuals. As a result of this practice, DBI has experienced low turnover among its executive officers.

Individual executive compensation is reviewed on an annual basis. In approving the executive officers' salaries and bonuses and determining the salary and bonus of the Chief Executive Officer, the Committee compares the base salaries and bonuses paid or proposed to be paid by DBI with ranges of salaries and bonuses paid by commercial banks of similar size relative to DBI. The Committee utilized the Wisconsin Bankers Association Salary Survey for comparison purposes when approving and determining the 2003 annual salaries and bonuses. For 2003 the comparable peer group of commercial banks included those with assets between $250 and $500 million in assets. Base salaries and bonuses for 2003 were generally set at about the 75th percentile of the comparative survey data.

In approving annual bonuses of the executive officers and determining the annual bonus of the Chief Executive Officer, the Committee compares the operating results and performance ratios of DSB to operating results and performance ratios of commercial banks of similar asset size relative to DSB. The Committee used the Uniform Bank Performance Report for comparison purposes when approving and determining the 2003 bonuses. The peer group used for comparison purposes consisted of commercial banks having total assets between $300 million and $500 million with three or more banking offices.

The Committee relies on recommendations from Mr. Lemmens, DBI's Chief Executive Officer, concerning salary adjustments and annual bonuses for the executive officers (other than his own). The recommendations are based on the comparable survey results, the level of responsibility of each officer, the expertise and skills offered by each officer and the officer's individual job performance. The Compensation Committee reviewed the recommendations made by Mr. Lemmens and then made final decisions on the base salaries and annual bonuses to be paid by DBI. Based on similar criteria, the Compensation Committee, excluding Mr. Lemmens, determined the annual salary and bonus paid to the Chief Executive Officer.

DBI's policy with respect to other employee benefit plans is to provide competitive benefits to DBI's employees to encourage their continued service with DBI and to attract new employees when needed.

Compensation Committee Members:

Darrell R. Lemmens

Thomas N. Hartman B. E. Mleziva, DVM Edward Q. Opichka, DDS

Allen M. Peters Norman F. Tauber Thomas F. Wall

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of the Compensation Committee are identified above. Mr. Lemmens, DBI's Chief Executive Officer and member of the Committee, made recommendations for salaries and bonuses (other than his own) of the executive officers. Mrs. Deprey, Mr. Lemmens and Dr. Opichka had loans outstanding from DSB during 2003. See "Certain Relationships and Related Transactions" for further information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time DBI has made loans to executive officers and directors of DBI, their family members and related entities. Such loans were made in the ordinary course of business, were made substantially on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. It is expected that similar transactions will occur in the future.

STOCK PERFORMANCE GRAPH

The following line graph shows a comparison of the yearly percentage change in the cumulative total shareholder return on Denmark Bancshares, Inc. Common Stock with the cumulative total returns of the Nasdaq Bank Composite Index and the Nasdaq Composite Stock Market Index. Cumulative total shareholder return includes the change in year-end stock price and assumes reinvestment of dividends. The graph assumes $100 was invested in Denmark Bancshares, Inc. Common Stock and for each index on December 31, 1998. The Common Stock of DBI trades sparsely. There is no established market for the Common Stock of DBI and it is unlikely that such a market for the shares will develop in the foreseeable future. The price of DBI Common Stock used to determine the cumulative total shareholder return was based on repurchases of Common Stock by DBI pursuant to a Stock Repurchase Policy. The Stock Repurchase Policy provides that shares offered to DBI may be purchased as an accommodation to shareholders at a specified percentage of book value computed as of the end of the month preceding the purchase. The applicable percentage was 175% of book value until March 16, 1999, 200% of book value until March 28, 2000, 205% of book value until March 27, 2001 and 210% of book value thereafter.

PROPOSAL II

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

On November 1, 2003, Williams Young, LLC, the independent public accountants of DBI, merged into Wipfli LLP. Effective November 1, 2003, Wipfli LLP became DBI's independent public accountants. The Audit Committee of DBI's Board of Directors formally approved this change on November 12, 2003.

The audit reports of Williams Young, LLC on the consolidated financial statements as of and for the years ended December 31, 2001 and 2002, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During DBI's two most recent fiscal years ended December 31, 2001 and 2002, and for the interim periods following December 31, 2002, there were no disagreements with Williams Young, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the matter of the disagreement.

During the fiscal years ended December 31, 2001 and 2002 and the interim periods following December 31, 2002, DBI did not consult with Wipfli LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on DBI's financial statements, and neither a written report or oral advice was provided to DBI that Wipfli LLP concluded was an important factor considered by DBI in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter which was the subject of a disagreement or a reportable event.

Wipfli LLP agrees with the above statements and has signed a change of accountants letter included as Exhibit 16 in DBI's Form 8-K/A filed on November 13, 2003.

The following table sets forth the fees paid by DBI to Williams Young, LLC and Wipfli LLP for professional services during 2002 and 2003:

  Audit fees include fees for the audit of the annual financial statements, reviews of the quarterly unaudited financial statements included in DBI's Form 10-Q and consents for DBI's Form S-2 filings.
  Audit-related fees include internal control reviews during 2002 and a collateral verification report required by the Federal Home Loan Bank of Chicago in connection with secured borrowings during 2002 and 2003.
  Tax fees were for services rendered for preparation of tax returns and consultations with DBI on various tax matters.

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent public accountants along with an estimate of fees to be paid for those services in order to assure that the fees paid for non-audit services does not impair the auditor's independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and each pre-approval is detailed as to the particular service or category of services. The Audit Committee annually reviews the services provided by the independent public accountants and the fees paid for the services performed.

Subject to ratification by shareholders at the Annual Meeting, DBI has selected Wipfli LLP to audit DBI's financial statements for the year ending December 31, 2004. No representatives of Wipfli LLP are expected to attend the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF WIPFLI LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2004.

OTHER MATTERS

As of March 30, 2004, the Board of Directors is not aware of any business to be presented for action at the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the executed and returned proxies will be voted by the persons named as proxies with their best judgment.

SHAREHOLDER PROPOSALS

Any shareholder proposals intended to be included with the proxy materials for next year's Annual Meeting must be submitted in writing. Any such proposal must be received at DBI's corporate office at 103 E. Main St., P.O. Box 130, Denmark, Wisconsin 54208-0130 no later than December 1, 2004, and must comply with the proxy rules of the Securities and Exchange Commission. Additionally, if DBI receives notice of a shareholder proposal after February 14, 2005, the persons named in proxies solicited by the Board of Directors of DBI for its 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

FINANCIAL INFORMATION

DBI's Annual Report to Shareholders, for the year ended December 31, 2003, accompanies this Proxy Statement, but does not constitute a part of it.

BY ORDER OF THE BOARD OF DIRECTORS

Darrell R. Lemmens

Chairman of the Board and President

March 30, 2004

Appendix A

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

  The financial reports and other financial information provided by DBI to regulators or the public;
  DBI's systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and
  DBI's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, DBI's policies, procedures and practices at all levels.

The Audit Committee's primary duties and responsibilities are to:

  Serve as an independent and objective party to monitor DBI's financial reporting process and internal control system.
  Review and appraise the audit efforts of DBI's independent accountants.
  Provide an open avenue of communication among the independent accountants, internal auditor, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

The members of the Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors and shall serve until their resignation or removal or until their successors shall be duly elected and qualified.

III. MEETINGS

The Committee shall meet at least annually, or more frequently as circumstances dictate, with financial and senior management, the internal auditor and the independent auditors. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

    Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect DBI's financial statements.

    Receive periodic reports from the independent auditor regarding the auditor's independence, as required by Independence Standards Board's Standard No. 1, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

    Recommend to the Board of Directors that the audited financial statements be included in DBI's Annual Report on Form 10-K.

    Review major changes to DBI's auditing and accounting principles and practices as suggested by the independent auditor or management.

    Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

    Approve the fees to be paid to the independent auditor.

    Pre-approve all audit and non-audit services provided by the independent auditor.

    Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

    Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and DBI's response to that letter. Such review should include: (a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, (b) any changes required in the planned scope of the internal audit, and (c) the internal audit department responsibilities.

    Review the appointment and replacement of the internal auditor.

    Review the significant reports to management prepared by the internal auditing department and managements responses.

    Engage legal counsel, outside consultants or other experts in response to specific circumstances that the Committee determines is in the best interest of DBI and its shareholders to obtain such assistance.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that DBI's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with the laws and regulations.

FORM 10-K

A copy of DBI's annual report on Form 10-K as filed with the Securities and Exchange Commission is available without charge to shareholders of record on March 1, 2004. To obtain a copy of Form 10-K send your written request to Darrell R. Lemmens, Chairman of the Board and President, Denmark Bancshares, Inc., 103 East Main St., P.O. Box 130, Denmark, Wisconsin 54208-0130.

DENMARK BANCSHARES, INC. PROXY CARD

Annual meeting of shareholders on April 27, 2004

The undersigned holder of Common Stock of Denmark Bancshares, Inc. ("DBI") hereby appoints Darrell R. Lemmens, Edward Q. Opichka, DDS and Norman F. Tauber, or any of them individually, with full power of substitution, to act as proxy for and to vote all shares of Common Stock of DBI of the undersigned at the Annual Meeting of Shareholders, to be held at Eddie Whipp's Supper Club, 5073 Highway 29, Green Bay, Wisconsin, on April 27, 2004, or any adjournment thereof:

1. The election as directors of all nominees listed below  FOR  VOTE WITHHELD

(except as marked to the contrary below)

CLASS II: Terese M. Deprey, Mark E. Looker and Allen M. Peters

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

_______________________________________________________________________________________________________________________

2. The ratification of the appointment of Wipfli LLP as independent public accountants for DBI for the year ending December 31, 2004.

 FOR  AGAINST  ABSTAIN

The Board of Directors recommends a vote "FOR" each of the listed proposals.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted "FOR" each of the proposals listed. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DBI FOR THE ANNUAL MEETING OF SHAREHOLDERS ON April 27, 2004. The Board of Directors recommends a vote "FOR" the Nominees for election as directors and urges each shareholder to vote for all nominees. The Board also recommends a vote "FOR" RATIFICATION OF WIpfli LLP as accountants for the coming year.

Dated ___________________________, 2004. I plan to attend the Annual Meeting. Yes  No

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Print name of shareholder Print name of shareholder

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Signature of shareholder Signature of shareholder

When shares are held by joint tenants, both should sign. When signing as attorney, or as personal representative, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer.

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.